SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2004

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 Borman Court
St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Item 7. Financial Statements, Pro Forma Information and Exhibits
SIGNATURE
INDEX TO EXHIBITS

Item 7. Financial Statements, Pro Forma Information and Exhibits

(a)	Financial Statements of Businesses Acquired

On April 15, 2004, TALX Corporation (the “Company”) filed an Item 2 and Item 7 Form 8-K with respect to the Company’s acquisition of substantially all of the assets and assumption of certain of the liabilities of the unemployment compensation, employment verification and pre-applicant screening businesses (collectively, the “Business”) of Sheakley-Uniservice, Inc. and its wholly-owned subsidiary, Sheakley Interactive Services, LLC. In response to Item 7(a), the Company indicated that the financial statements were not included in the Form 8-K and that such financial statements, if required, would be filed by amendment within the 60 days permitted under Item 7. On June 4, 2004, the Company filed its 2004 Annual Report on Form 10-K. Based on the Company’s fiscal 2004 consolidated financial statements included in the 2004 Annual Report on Form 10-K and based on financial statements of the Business purchased by the Company, the Company has concluded that the acquisition of the Business is not significant pursuant to Rule 11.01(b) of Regulation S-X. As a result, financial statements are not required to be included for this acquisition.

(b)	Pro Forma Financial Information

As indicated above, on April 15, 2004, TALX Corporation (the “Company”) filed an Item 2 and Item 7 Form 8-K with respect to its acquisition of the Business. In response to Item 7(b), the Company indicated that the pro forma financial information was not included in the Form 8-K and that such pro forma financial information, if required, would be filed by amendment within the 60 days permitted under Item 7. On June 4, 2004, the Company filed its 2004 Annual Report on Form 10-K. Based on the Company’s fiscal 2004 consolidated financial statements included in the 2004 Annual Report on Form 10-K and based on financial statements of the Business purchased by the Company, the Company has concluded that the acquisition of the Business is not significant pursuant to Rule 11.01(b). As a result, pro forma financial information is not required pursuant to Rule 11.01(c) of Regulation S-X for this acquisition.

(c)	Exhibits

See Index to Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALX CORPORATION
Dated: June 10, 2004	By:	/s/ L. Keith Graves
L. Keith Graves
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Asset Purchase Agreement by and among TALX Corporation and Sheakley-Uniservice, Inc., Sheakley Interactive Services, LLC and Larry Sheakley dated March 22, 2004 incorporated by reference to Exhibit 2.1 to TALX Corporation’s current report on Form 8-K filed on April 15 ,2004 †

2.2	Escrow Agreement by and among TALX Employer Services, LLC, TALX Corporation, Sheakley-Uniservice, Inc., Sheakley Interactive Services, LLC and LaSalle Bank National Association dated as of March 31, 2004 incorporated by reference to Exhibit 2.2 to TALX Corporation’s current report on Form 8-K filed on April 15 ,2004

2.3	Transition Services Agreement by and between TALX Employer Services, LLC, TALX Corporation, Sheakley-Uniservice, Inc., Sheakley Interactive Services, LLC dated as of March 31, 2004 incorporated by reference to Exhibit 2.3 to TALX Corporation’s current report on Form 8-K filed on April 15, 2004 †

10.1	Amended and Restated Loan Agreement among LaSalle Bank National Association, as Administrative Agent, and TALX Corporation dated as of March 31, 2004 incorporated by reference to Exhibit 10.1 to TALX Corporation’s current report on Form 8-K filed on April 15 ,2004 *

10.2	Guaranty executed and delivered by TALX Employer Services in favor of LaSalle Bank National Association, as Administrative Agent, dated as of March 31, 2004 incorporated by reference to Exhibit 10.2 to TALX Corporation’s current report on Form 8-K filed on April 15 ,2004

10.3	Security Agreement executed and delivered by TALX Employer Services in favor of LaSalle Bank National Association, as Administrative Agent, dated as of March 31, 2004 incorporated by reference to Exhibit 10.3 to TALX Corporation’s current report on Form 8-K filed on April 15 ,2004

10.4	Collateral Assignment of Membership Interest in TALX Employer Services, LLC executed and delivered by TALX Corporation in favor of LaSalle Bank National Association, as Administrative Agent, dated as of March 31, 2004 incorporated by reference to Exhibit 10.4 to TALX Corporation’s current report on Form 8-K filed on April 15 ,2004

† TALX Corporation undertakes to furnish supplementally a copy of any schedule or exhibit to the Securities Exchange Commission upon request.

* Certain portions of this agreement have been omitted pursuant to a confidential treatment request and filed separately with the Securities and Exchange Commission.